Exhibit 99.1

BayCom Corp and Uniti Financial Corporation Announce Receipt of Regulatory Approvals for Merger

Walnut Creek and Buena Park, California, May 7, 2019 - BayCom Corp (NASDAQ:BCML) ("BayCom" or the "Company") and Uniti Financial Corporation ("Uniti") today jointly announced that the proposed merger between Uniti and BayCom and BayCom’s wholly-owned banking subsidiary, United Business Bank, and Uniti’s wholly-owned bank subsidiary, Uniti Bank has received the required regulatory approvals from the Board of Governors of the Federal Reserve System  and the California Department of Business Oversight.

The transaction is expected to close in the second quarter of 2019, subject to approval of Uniti shareholders and the satisfaction of other customary closing conditions. Uniti's special meeting of shareholders is scheduled for May 16, 2019 and proxy materials were mailed to shareholders as of April 10, 2019.

About BayCom Corp
The Company, through its wholly owned operating subsidiary, United Business Bank, offers a full-range of loans, including SBA, FSA and USDA guaranteed loans, and deposit products and services to businesses and its affiliates in California, Washington and New Mexico. The Bank also offers business escrow services and facilitates tax free exchanges through its Bankers Exchange Division. The Bank is an Equal Housing Lender and a member of FDIC. The Company is traded on the NASDAQ under the symbol "BCML". At March 31, 2019, United Business Bank had total assets of approximately $1.5 billion with offices in California, Washington and New Mexico. More information on BayCom and UBB is available at www.unitedbusinessbank.com.

About Uniti Financial Corporation
Uniti Financial Corporation is the holding company of Uniti Bank, a community bank with three locations in Southern California. More information on UICF is available at www.unitibank.com.

Important Additional Information and Where to Find It
In connection with the proposed Merger, the Company has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Uniti and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. A copy of the definitive Proxy Statement/Prospectus, along with a form of proxy, has been mailed to the stockholders of record of Uniti as of April 10, 2019.  This communication is not a substitute for the Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to the stockholders of Uniti regarding the Merger.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, UNITI AND THE PROPOSED MERGER. Investors and security holders can obtain free copies of the registration statement on Form S-4 and the related Proxy Statement/Prospectus, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. These documents also can be obtained free of charge by accessing the Company's website at www.unitedbusinessbank.com under the tab "Investor Information" and then under "Documents". Alternatively, these documents filed with the SEC by the Company can be obtained free of charge by directing a written request to either BayCom Corp., 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California, 94596, Attn: Agnes Chiu or by calling (925) 476-1843, or to Uniti Financial Corporation, 6301 Beach Boulevard, Buena Park, California 90621, Attn: Jessica Lee or by calling (714) 736-5700.

Participants in the Transaction
The Company, Uniti and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Uniti in connection with the proposed transaction. Information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus regarding the Merger. The definitive proxy statement can be obtained free of charge from the sources described above.

Forward Looking Statement
This news release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. When used in this communication and in other documents filed with or furnished to the SEC, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors disclosed in the BayCom's SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of BayCom and Uniti ("UIFC Merger") and the recent merger of Bethlehem Financial Corporation and BayCom might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite shareholder approval and other closing conditions for the UIFC Merger may be delayed or may not be obtained or the merger agreement may be terminated; business disruption may occur following or in connection with the UIFC Merger; BayCom's or Uniti's businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of managements' attention from ongoing business operations and opportunities as a result of the UIFC Merger or otherwise; future acquisitions by BayCom of other depository institutions or lines of business; changes in general economic conditions and conditions within the securities market; legislative and regulatory changes; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; increased competitive pressures; changes in management's business strategies; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") that are available on our website at www.unitedbusinessbank.com and on the SEC's website at www.sec.gov.

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Contact:
BayCom Corp
Keary Colwell, CFO
(925) 476-1800
Uniti Bank
Wun Hwa (Jack) Choi, President and CEO
(714) 736-5700
Uniti Bank
Yong (Steve) Oh
Chairman of the Board
(714) 736-5700
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